                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                               -----------------------

                                       FORM 8-K

                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

                               -----------------------


                            DATE OF REPORT:  MARCH 3, 1999

                               -----------------------

                                 ACORN PRODUCTS, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               -----------------------


    Delaware                       0-22717                 22-3265462
-----------------           ---------------------       ----------------------
(STATE OR OTHER             (COMMISSION FILE NO.)       (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                               -----------------------


                                  500 Dublin Avenue
                                Columbus, Ohio  43215
                                   (614) 222-4400
                 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                        INCLUDING AREA CODE OF REGISTRANT'S
                            PRINCIPAL EXECUTIVE OFFICES)


                              -----------------------


                                   Not Applicable
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                              -----------------------

ITEM 5.   OTHER EVENTS.

     On March 3, 1999, Acorn Products, Inc., a Delaware corporation (the "Company"), issued a press release announcing that its Board of Directors has authorized a share repurchase program to permit the acquisition of up to $2.5 million of the Company's common stock during the next 12 months. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.   EXHIBITS.

       (c)     EXHIBITS.


          EXHIBIT NO.                        DESCRIPTION
               99        Press Release, dated March 3, 1999, entitled "Acorn
                         Products, Inc. Announces Stock Repurchase Program."


                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ACORN PRODUCTS, INC.


Date:  March 3, 1999               By:  /s/J. Mitchell Dolloff
                                      -----------------------------------------
                                           J. Mitchell Dolloff, Vice President
                                           and General Counsel

                                   EXHIBIT INDEX


     EXHIBIT NO.    DESCRIPTION
          99        Press Release, dated March 3, 1999, entitled "Acorn
                    Products, Inc. Announces Stock Repurchase Program."

















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